    As filed with the Securities and Exchange Commission on October 28, 1997

                                                     1933 Act File No. 33-37615
                                                     1940 Act File No. 811-6174

===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 15
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 19


                             MFS INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |X| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.

         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment


===============================================================================

                             MFS INSTITUTIONAL TRUST


                   MFS INSTITUTIONAL GLOBAL FIXED INCOME FUND
      (PREVIOUSLY KNOWN AS MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND)
                     MFS INSTITUTIONAL MID CAP GROWTH FUND
       (PREVIOUSLY KNOWN AS MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND)
                    MFS INSTITUTIONAL EMERGING EQUITIES FUND
                  MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND
      (PREVIOUSLY KNOWN AS MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND)
                  MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND
                    MFS INSTITUTIONAL CORE FIXED INCOME FUND
      (PREVIOUSLY KNOWN AS MFS INSTITUTIONAL CORE PLUS FIXED INCOME FUND)
                        MFS INSTITUTIONAL RESEARCH FUND

                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

    ITEM NUMBER                                                                   STATEMENT OF ADDITIONAL
FORM N-1A, PART A                         PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                         ------------------                        -------------------

       1      (a),(b)               Front Cover Page                                             *

       2      (a)                   Expense Summary                                              *

              (b),(c)                           *                                                *

       3      (a)                   Condensed Financial Information                              *

              (b)                               *                                                *

              (c)                   Information Concerning Shares                                *
                                     of the Funds - Performance
                                     Information

              (d)                   Condensed Financial Information                              *

       4      (a)                   Front Cover Page; The Funds;                                 *
                                     Investment Objectives and Policies;
                                     Investment Techniques; Additional
                                     Risk Factors; Information Concerning
                                     Shares of the Funds - Description of
                                     Shares, Voting Rights and Liabilities

              (b)                   Investment Objectives and Policies;                          *
                                     Investment Techniques; Additional
                                     Risk Factors

              (c)                   Investment Objectives and                                    *
                                     Policies; Investment Techniques;
                                     Additional Risk Factors

       5      (a)                   The Funds; Management of the                                 *
                                     Funds - Investment Adviser

              (b)                   Front Cover Page; Management                                 *
                                     of the Funds - Investment
                                     Adviser; Back Cover Page

              (c)                   Management of the Funds -                                    *
                                     Investment Adviser

              (d)                   Management of the Funds -                                    *
                                     Administrator

              (e)                   Management of the Funds -                                    *
                                     Shareholder Servicing Agent;
                                     Back Cover Page

              (f)                   Expense Summary; Information                                 *
                                     Concerning Shares of the Funds
                                      - Investment Adviser

              (g)                   Information Concerning Shares                                *
                                     of the Funds - Purchases;
                                     Investment Techniques - Portfolio
                                     Trading

       5A     (a),(b),(c)                       **                                               **

       6      (a)                   Information Concerning Shares                                *
                                     of the Funds - Description of
                                     Shares, Voting Rights and
                                     Liabilities; Information
                                     Concerning Shares of the
                                     Funds - Redemptions

              (b)                   Information Concerning Shares                                *
                                     of the Funds - Description of
                                     Shares, Voting Rights and
                                     Liabilities

              (c)                               *                                                *

              (d)                               *                                                *

              (e)                   Shareholder Services                                         *

              (f)                   Information Concerning Shares                                *
                                     of the Funds -Distributions;
                                     Shareholder Services -
                                     Distribution Options

              (g)                   Information Concerning Shares                                *
                                     of the Funds - Tax Status;
                                     Distributions

              (h)                   Information Concerning Shares
                                      of the Funds - Purchases

       7      (a)                   Front Cover Page; Management                                 *
                                     of the Funds - Distributor; Back
                                     Cover Page

              (b)                   Information Concerning Shares                                *
                                     of the Funds - Purchases; Net
                                     Asset Value

              (c)                   Information Concerning Shares                                *
                                     of the Funds - Purchases;
                                     Exchanges; Shareholder Services

              (d)                   Front Cover Page; Information                                *
                                     Concerning Shares of the Funds -
                                     Purchases

              (e)                               *                                                *

              (f)                               *                                                *

       8      (a)                   Information Concerning Shares                                *
                                     of the Funds - Redemptions;
                                     Information Concerning Shares
                                     of the Funds - Purchases;
                                     Shareholder Services

              (b),(c),(d)           Information Concerning Shares                                *
                                     of the Funds - Redemptions

       9                                        *                                                *

      10      (a),(b)                           *                          Front Cover Page

      11                                        *                          Front Cover Page or Table of
                                                                           Contents

      12                                        *                          The Trust; Definitions

      13      (a),(b),(c)                       *                          Investment Policies and
                                                                           Restrictions

              (d)                   Investment Techniques -                                      *
                                     Portfolio Trading

      14      (a),(b)                           *                          Management of the Funds -
                                                                           Trustees and Officers

              (c)                               *                          Management of the Funds -
                                                                           Trustees and Officers; Trustee
                                                                           Compensation Table;
                                                                           Appendix A

      15      (a)                               *                          Description of Shares, Voting
                                                                           Rights and Liabilities

              (b),(c)                           *                          Management of the Funds -
                                                                           Trustees and Officers

      16      (a)                   Management of the Funds -              Management of the Funds -
                                     Investment Adviser                    Investment Adviser; Trustees
                                                                           and Officers

              (b)                   Management of the Funds -              Management of the Funds -
                                     Investment Adviser                    Investment Adviser

              (c)                               *                                                *

              (d)                               *                          Management of the Funds -
                                                                           Administrator

              (e)                               *                          Portfolio Transactions and
                                                                           Brokerage Commissions

              (f)                               *                                                *

              (g)                               *                                                *

    ITEM NUMBER                                                                   STATEMENT OF ADDITIONAL
FORM N-1A, PART B                         PROSPECTUS CAPTION                        INFORMATION CAPTION

              (h)                               *                          Management of the Funds -
                                                                           Custodian; Independent
                                                                           Auditors and Financial
                                                                           Statements; Back Cover Page

              (i)                               *                          Management of the Funds -
                                                                           Shareholder Servicing Agent

      17      (a),(b),(c),                      *                          Portfolio Transactions and
              (d),(e)                                                      Brokerage Commissions

      18      (a)                   Information Concerning Shares          Description of Shares,
                                     of the Funds - Description            Voting Rights and Liabilities
                                     of Shares, Voting Rights and
                                     Liabilities

              (b)                               *                                                *

      19      (a)                   Information Concerning Shares          Shareholder Services
                                     of the Funds - Purchases

              (b)                   Information Concerning Shares          Determination of Net Asset
                                     of the Funds - Net Asset Value;       Value and Performance;
                                     Purchases                             Management of the Funds -
                                                                           Distributor

              (c)                               *                                                *

      20                                        *                          Tax Status

      21      (a)                               *                          Management of the Funds-
                                                                           Distributor

              (b),(c)                           *                                                *

      22      (a)                               *                                                *

              (b)                               *                          Determination of Net Asset
                                                                           Value and Performance

      23                                        *                          Independent Auditors and
                                                                           Financial Statements

*     Not Applicable
**    Contained in Annual Reports

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT

MFS(R) Institutional Advisors, Inc.




MFS(R) Institutional Global Fixed Income Fund


MFS(R) Institutional Emerging Equities Fund


MFS(R) Institutional Emerging Markets Debt Fund

MFS(R) Institutional Core Fixed Income Fund


MFS(R) Institutional Research Fund


MFS(R) Institutional Mid Cap Growth Fund


MFS(R) Institutional International Equity Fund

(Each a series of MFS(R) Institutional Trust)




PROSPECTUS
November 1, 1997
Shares of Beneficial Interest

MFS INSTITUTIONAL GLOBAL FIXED INCOME FUND (the "Global Fund") -- The investment objective of the Global Fund is to seek not only preservation, but also growth of capital, together with moderate current income. The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities and, to a lesser extent, equity securities.


MFS INSTITUTIONAL EMERGING EQUITIES FUND (the "Emerging Equities Fund") -- The investment objective of the Emerging Equities Fund is to seek long-term growth of capital. The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises (emerging growth companies).


MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND (the "Emerging Markets Fund") -- The investment objective of the Emerging Markets Fund is to seek total return (high current income and long-term growth of capital). The Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located or primarily conducting their business in emerging market countries.

MFS INSTITUTIONAL CORE FIXED INCOME FUND (the "Core Fund") -- The primary investment objective of the Core Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible and non-convertible fixed income securities, preferred stock, U.S. Government securities, commercial paper, repurchase agreements, and cash equivalents.


MFS INSTITUTIONAL RESEARCH FUND (the "Research Fund") -- The investment objective of the Research Fund is to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better than average prospects for long-term growth.


MFS INSTITUTIONAL MID CAP GROWTH FUND (the "Mid Cap Fund") -- The investment objective of the Mid Cap Fund is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations within the range of approximately $500 million to $5 billion.


MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") -- The investment objective of the International Equity Fund is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States ("U.S.").

THE EMERGING MARKETS FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS ISSUED BY FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, WHICH ENTAIL GREATER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS -- EMERGING MARKETS").


No assurance can be given that the investment objective(s) of the Global Fund, the Emerging Equities Fund, the Emerging Markets Fund, the Core Fund, the Research Fund, the Mid Cap Fund or the International Equity Fund (individually referred to as a "Fund" and collectively referred to as the "Funds") will be achieved. Each Fund is a diversified series of MFS Institutional Trust (the "Trust"), an open-end management investment company, except for the Global Fund and the Emerging Markets Fund, which are non-diversified series of the Trust.


The Funds' investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


The Funds are designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, and other similar investors. The minimum initial investment is generally $3 million per investor (generally $1 million in the case of purchases by bank trust departments for their clients) (see "Purchases").

This Prospectus sets forth concisely the information concerning the Trust and each Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Funds, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. See page 32 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Funds.


    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                            Page
                                                                            ----
 1. Expense Summary ....................................................       3
 2. Condensed Financial Information ....................................       4
 3. The Funds ..........................................................       9
 4. Investment Objectives and Policies .................................      10
        Global Fund ....................................................      10
        Emerging Equities Fund .........................................      10
        Emerging Markets Fund ..........................................      11
        Core Fund ......................................................      12
        Research Fund ..................................................      13
        Mid Cap Fund ...................................................      13
        International Equity Fund ......................................      14
 5. Certain Securities and Investment Techniques .......................      14
 6. Additional Risk Factors ............................................      22
 7. Management of the Funds ............................................      24
 8. Information Concerning Shares of the Funds .........................      27
        Purchases ......................................................      27
        Exchanges ......................................................      27
        Redemptions ....................................................      28
        Distributions ..................................................      29
        Tax Status .....................................................      29
        Net Asset Value ................................................      30
        Description of Shares, Voting Rights and Liabilities ...........      30
        Performance Information ........................................      30
        Expenses .......................................................      31
 9. Shareholder Services ...............................................      31
    Appendix A .........................................................     A-1
    Appendix B .........................................................     B-1


                                                          EMERGING      EMERGING
                                             GLOBAL       EQUITIES      MARKETS        CORE       RESEARCH    MID CAP  INTERNATIONAL
1.  EXPENSE SUMMARY                           FUND          FUND          FUND         FUND         FUND        FUND    EQUITY FUND
                                              ----          ----          ----         ----         ----        ----    -----------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on
      Purchases of Shares ................    None          None          None         None         None        None       None
    Maximum Sales Load Imposed on Rein-
      vested Dividends and Distributions .    None          None          None         None         None        None       None
Annual Operating Expenses (as a percentage of average net assets):
    Management Fees ......................    0.65%        0.75%         0.85%         0.45%       0.60%       0.60%       0.75%
    Other Expenses (after any applicable
      fee limitation)(1)(2) ..............    0.00%        0.00%         0.40%         0.05%       0.05%       0.05%       0.10%
                                              ----         ----          ----          ----        ----        ----        ----
    Total Operating Expense (after any
      applicable fee limitations)(1) .....    0.65%        0.75%         1.25%         0.50%       0.65%       0.65%       0.85%

------------
(1) The Adviser has agreed to bear each Fund's expenses such that each Fund's "Other Expenses" do not exceed the following percentage per annum of such Fund's average daily net assets during the current fiscal year:
                                                          EMERGING      EMERGING
                                             GLOBAL       EQUITIES      MARKETS        CORE       RESEARCH    MID CAP  INTERNATIONAL
                                              FUND          FUND          FUND         FUND         FUND        FUND    EQUITY FUND
                                              ----          ----          ----         ----         ----        ----    -----------
                                              0.00%        0.00%         0.40%         0.05%       0.05%       0.05%       0.10%
Otherwise "Other Expenses" and "Total Operating Expenses" for each respective Fund would have been the following percentages per annum:
                                                            EMERGING      EMERGING
                                               GLOBAL       EQUITIES      MARKETS        CORE      RESEARCH    MID CAP INTERNATIONAL
                                                FUND          FUND          FUND         FUND        FUND       FUND    EQUITY FUND
                                                ----          ----          ----         ----        ----       ----    -----------
"Other Expenses" ...........................    0.32%        0.09%         1.22%         3.63%       0.30%      0.38%      1.26%
"Total Expenses" ...........................    0.97%        0.84%         2.07%         4.08%       0.90%      0.98%      2.01%

With respect to the Emerging Markets Fund, such payments by MFS are subject to reimbursement by such Fund.
See "Information Concerning Shares of the Funds -- Expenses" below.
(2) Each Fund has an expense offset arrangement which reduces such Fund's custodian fee based upon the amount of cash maintained by such Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing such Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                             Example of Expenses
An investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:


                                                            EMERGING      EMERGING
                                               GLOBAL       EQUITIES      MARKETS        CORE      RESEARCH    MID CAP INTERNATIONAL
PERIOD                                          FUND          FUND          FUND         FUND        FUND       FUND    EQUITY FUND
------                                          ----          ----          ----         ----        ----       ----    -----------
1 year .....................................     $ 7          $ 8           $ 13          $ 5         $ 7        $ 7       $  9
3 years ....................................     $21          $24           $ 40          $16         $21        $21       $ 27
5 years ....................................     $36          $42           $ 69          $28         $36        $36       $ 47
10 years ...................................     $81          $93           $151          $63         $81        $81       $105

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the expenses of each Fund are set forth under the caption "Management of the Funds -- Investment Adviser" and "Information Concerning Shares of the Funds -- Expenses" below.


The "Example" set forth above should not be considered a representation of past or future expenses of any Fund; actual expenses may be greater or less than those shown.

2.  CONDENSED FINANCIAL INFORMATION

The following information has been audited since the inception of each Fund and should be read in conjunction with the financial statements included in such Fund's Annual Report to shareholders, which are incorporated by reference into the SAI in reliance upon the report of each Fund's independent auditors, given upon their authority as experts in accounting and auditing. Each Fund's current independent auditors are Deloitte & Touche LLP.


Further information about the performance of each Fund (other than the Core
Fund) is contained in each Fund's Annual Report to shareholders, which can be obtained from the Shareholder Servicing Agent (see back cover for address and phone number) without charge.

As of the date of this Prospectus, the Core Fund had not yet commenced investment operations.

                                                 GLOBAL FUND FINANCIAL HIGHLIGHTS
                                                                                   YEAR ENDED JUNE 30,
                                                           -------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993*
                                                           ------         ------         ------         ------         ------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ................    $  9.28        $ 10.13        $  9.64       $ 10.50         $ 10.00
                                                           -------        -------        -------       -------         -------
Income from investment operations# --
    Net investment income(S) ..........................    $  0.58        $  0.64        $  0.65       $  0.63         $  0.17
    Net realized and unrealized gain (loss) on
      investments and foreign currency transactions ...      (0.25)         (0.48)          0.70         (0.63)           0.33
                                                           -------        -------        -------       -------         -------
        Total from investment operations ..............
                                                           $  0.33        $  0.16        $  1.35       $  --           $  0.50
                                                           -------        -------        -------       -------         -------
Less distributions declared to shareholders --
    From net investment income ........................
                                                           $ (0.54)       $ (0.48)       $ (0.23)      $ (0.31)        $ --
    In excess of net investment income ................      --             --             --            (0.55)          --
    From net realized gain on investments and foreign
      currency transactions ...........................      --             (0.31)         (0.63)         --             --
    In excess of net realized gains on investments and
      foreign currency transactions ...................      --             (0.22)         --             --             --
                                                           -------        -------        -------       -------         -------
        Total distributions declared to shareholders...    $ (0.54)       $ (1.01)       $ (0.86)      $ (0.86)        $ --
                                                           -------        -------        -------       -------         -------
Net asset value -- end of period ......................    $  9.07        $  9.28        $ 10.13       $  9.64         $ 10.50
                                                           =======        =======        =======       =======         =======
TOTAL RETURN ..........................................       3.40%          1.51%         15.10%        (0.57)%          5.00%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses ..........................................       0.65%          0.65%          0.72%         0.75%           0.80%+
    Net investment income .............................       6.09%          6.52%          6.66%         6.09%           5.53%+
PORTFOLIO TURNOVER ....................................        365%           425%           279%          212%             73%
NET ASSETS AT END OF PERIOD (000 OMITTED) .............    $53,517        $62,807        $76,078       $42,364         $23,966

  * For the period from the commencement of the Fund's investment operations, September 30, 1992, through June 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily waived its management fee and/or paid expenses of the Fund for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
        Net investment income .........................    $  0.55        $  0.61        $  0.61        $  0.58         $  0.15
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## ................................       0.97%          0.95%          1.14%          1.23%           1.48%+
            Net investment income .....................       5.78%          6.22%          6.23%          5.61%           4.85%+

                 EMERGING EQUITIES FUND FINANCIAL HIGHLIGHTS
                                                                                   YEAR ENDED JUNE 30,
                                                           -------------------------------------------------------------------
                                                            1997           1996           1995           1994           1993*
                                                           ------         ------         ------         ------         ------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ................    $ 21.17        $ 16.42        $ 11.75       $ 10.17         $ 10.00
                                                           -------        -------        -------       -------         -------
Income from investment operations# --
    Net investment income (loss)(S) ...................    $ (0.04)       $ (0.04)       $ (0.03)      $ (0.03)        $  0.01
    Net realized and unrealized gain on investments and
      foreign currency transactions ...................       3.42           6.55           5.04          1.82***         0.16
                                                           -------        -------        -------       -------         -------
        Total from investment operations ..............    $  3.38        $  6.51        $  5.01       $  1.79         $  0.17
                                                           -------        -------        -------       -------         -------
Less distributions declared to shareholders --
    From net investment income ........................    $ --           $ --           $ --          $ (0.00)**      $ --
    From net realized gain on investments and foreign
      currency transactions ...........................      (3.10)         (1.76)         (0.34)        (0.21)          --
                                                           -------        -------        -------       -------         -------
        Total distributions declared to shareholders...    $ (3.10)       $ (1.76)       $ (0.34)      $ (0.21)        $ --
                                                           -------        -------        -------       -------         -------
Net asset value -- end of period ......................    $ 21.45        $ 21.17        $ 16.42       $ 11.75         $ 10.17
                                                           =======        =======        =======       =======         =======
TOTAL RETURN ..........................................      18.49%         41.37%         43.21%        17.50%           1.70%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses  .........................................       0.75%          0.75%          0.75%         0.78%           0.90%+
    Net investment income (loss) ......................      (0.22)%        (0.22)%        (0.19)%       (0.27)%          2.24%+
PORTFOLIO TURNOVER ....................................         96%            97%            86%           94%              0%
AVERAGE COMMISSION RATE### ............................    $0.0575        $ --           $ --          $  --           $ --
NET ASSETS AT END OF PERIOD (000 OMITTED) .............   $383,637       $259,362       $107,019       $27,559         $ 3,052
  * For the period from the commencement of the Fund's investment operations, June 16, 1993, through June 30, 1993.
 ** For the year ended June 30, 1994, the per share distribution from net investment income was $0.00175.
*** The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily waived a portion of its management fee and/or paid expenses of the Fund for the periods indicated. If the fees had been incurred by the Fund, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss) ................      $(0.06)        $(0.06)        $(0.07)       $ (0.11)        $  0.00
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## ..............................       0.84%          0.87%          0.98%          1.54%           2.50%+
            Net investment income (loss) ............      (0.31)%        (0.34)%        (0.42)%        (1.02)%          0.64%+


                                            EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS
                                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                                JUNE 30, 1997     JUNE 30, 1996*
                                                                                                -------------     --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ......................................................      $ 10.88            $ 10.00
                                                                                                   -------            -------
Income from investment operations# --
    Net investment income(S) ................................................................      $  0.94            $  0.70
    Net realized and unrealized gain on investments and foreign currency transactions .......         1.41               0.56
                                                                                                   -------            -------
        Total from investment operations ....................................................      $  2.35            $  1.26
                                                                                                   -------            -------
Less distributions declared to shareholders --
    From net investment income ..............................................................      $ (0.83)           $ (0.38)
    From net realized gain on investments and foreign currency transactions .................        (0.46)             --
                                                                                                   -------            -------
        Total distributions declared to shareholders ........................................      $ (1.29)           $ (0.38)
                                                                                                   -------            -------
Net asset value -- end of period ............................................................      $ 11.94            $ 10.88
                                                                                                   =======            =======
TOTAL RETURN ................................................................................        22.79%             12.93%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses ................................................................................         1.25%              1.25%+
    Net investment income ...................................................................         8.30%              7.59%+
PORTFOLIO TURNOVER ..........................................................................          473%               285%
NET ASSETS AT END OF PERIOD (000 OMITTED) ...................................................      $ 5,326            $ 4,160

  * For the period from the commencement of the Fund's investment operations, August 7, 1995 through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:
        Net investment income ................................................................     $  0.85           $  0.43
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .......................................................................        2.07%             4.21%+
            Net investment income ............................................................        7.48%             4.63%+

                                                RESEARCH FUND FINANCIAL HIGHLIGHTS

                                                                                               YEAR ENDED         PERIOD ENDED
                                                                                              JUNE 30, 1997      JUNE 30, 1996*
                                                                                              -------------      --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ....................................................      $  9.78             $ 10.00
                                                                                                 -------             -------
Income from investment operations# --
    Net investment income(S) ..............................................................      $  0.06             $  0.02
    Net realized and unrealized gain (loss) on investments and foreign currency
      transactions ........................................................................         2.29               (0.24)
                                                                                                 -------             -------
        Total from investment operations ..................................................      $  2.35             $ (0.22)
                                                                                                 -------             -------
Less distributions declared to shareholders --
    From net investment income ............................................................      $ (0.03)            $ --
                                                                                                 -------             -------
Net asset value -- end of period ..........................................................      $ 12.10             $  9.78
                                                                                                 =======             =======
TOTAL RETURN ..............................................................................        24.12%              (2.20)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses  .............................................................................         0.65%               0.65%+
    Net investment income .................................................................         0.56%               1.52%+
PORTFOLIO TURNOVER ........................................................................           84%                  6%
AVERAGE COMMISSION RATE  ..................................................................      $0.0318             $0.0260
NET ASSETS AT END OF PERIOD (000 OMITTED) .................................................      $42,292             $22,779

  * For the period from the commencement of the Fund's investment operations, May 21, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income .............................................................      $  0.03             $ --
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## ....................................................................        0.90%              2.03%+
            Net investment income .........................................................        0.31%              0.14%+


                                                MID CAP FUND FINANCIAL HIGHLIGHTS
                                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                                JUNE 30, 1997     JUNE 30, 1996*
                                                                                                -------------     --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ......................................................      $ 11.13            $ 10.00
                                                                                                   -------            -------
Income from investment operations# --
    Net investment loss .....................................................................      $ (0.00)**         $ (0.01)
    Net realized and unrealized gain on investments .........................................         1.40               1.14
                                                                                                   -------            -------
        Total from investment operations ....................................................      $  1.40            $  1.13
                                                                                                   -------            -------
Less distributions declared to shareholders --
    From net realized gains on investments ..................................................      $ (0.28)           $  --
                                                                                                   -------            -------
Net asset value -- end of period ............................................................      $ 12.25            $ 11.13
                                                                                                   =======            =======
TOTAL RETURN ................................................................................        12.80%             11.30%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses  ...............................................................................         0.65%              0.70%+
    Net investment loss .....................................................................        (0.01)%            (0.25)%+
PORTFOLIO TURNOVER ..........................................................................          136%                33%
AVERAGE COMMISSION RATE  ....................................................................      $0.0527            $0.0505
NET ASSETS AT END OF PERIOD (000 OMITTED) ...................................................      $25,007            $ 8,149

  * For the period from the commencement of the Fund's investment operations, December 28, 1995, through June 30, 1996.
 ** The per share net investment loss was $(0.00132).
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets effective May 3, 1996. During the period December 28, 1995, through May 2, 1996, the Adviser agreed to maintain the expenses at not more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:
        Net investment loss ..................................................................     $ (0.04)           $ (0.09)
        Ratios (to average net assets):
            Expenses## .......................................................................        0.98%             2.59%+
            Net investment loss ..............................................................       (0.34)%           (2.14)%+

                                          INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

                                                                                                 YEAR ENDED        PERIOD ENDED
                                                                                                JUNE 30, 1997     JUNE 30, 1996*
                                                                                                -------------     --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ......................................................      $ 10.96            $ 10.00
                                                                                                   -------            -------
Income from investment operations# --
    Net investment income(S) ................................................................      $  0.23            $  0.13
    Net realized and unrealized gain on investments .........................................         2.23               0.83
                                                                                                   -------            -------
        Total from investment operations ....................................................      $  2.46            $  0.96
                                                                                                   -------            -------
Less distributions declared to shareholders --
    From net investment income ..............................................................      $ (0.13)           $ --
    From net realized gain on investments and foreign currency transactions .................        (0.25)             --
                                                                                                   -------            -------
        Total distributions declared to shareholders ........................................      $ (0.38)           $ --
                                                                                                   -------            -------
Net asset value -- end of period ............................................................      $ 13.04            $ 10.96
                                                                                                   =======            =======
TOTAL RETURN ................................................................................        22.97%              9.60%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
    Expenses  ...............................................................................         0.85%              0.94%+
    Net investment income ...................................................................         1.98%              2.46%+
PORTFOLIO TURNOVER ..........................................................................           76%                19%
AVERAGE COMMISSION RATE  ....................................................................      $0.0211            $0.0182
NET ASSETS AT END OF PERIOD (000 OMITTED) ...................................................      $10,688            $ 2,498

  * For the period from the commencement of the Fund's investment operations, January 31, 1996, through June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at no more than 0.85% of average daily net assets effective May 3, 1996. During the period January 31, 1996 to May 2, 1996, the Adviser agreed to maintain the expenses at not more than 0.95%. To the extent actual expenses were over these limitations, the net investment income (loss) per share and ratios would have been:
        Net investment income (loss) ........................................................      $  0.10             (0.08)
        Ratios (to average net assets):
            Expenses## ......................................................................        2.01%             4.91%
            Net investment gain (loss) ......................................................        0.85%            (1.51)%

3.  THE FUNDS
Each Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1990. Each Fund is a diversified Fund except for the Global Fund and the Emerging Markets Fund, which are non-diversified. The Trust presently consists of seven separate series, each of which represents a portfolio with separate investment policies. As of the date of this Prospectus, the Core Fund had not yet commenced investment operations. Shares of each Fund are continuously offered and sold to investors and each Fund uses the proceeds to buy securities for its portfolio. The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and each Fund. The Adviser is responsible for the management of each Fund's assets and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with each Fund's investment objective(s) and policies. Each Fund also offers to buy back (redeem) its shares from its shareholders at any time at the next determined net asset value.


4.  INVESTMENT OBJECTIVES AND POLICIES
Each Fund has different investment objectives which it pursues through separate investment policies, as described below. Any investment involves risk and there can be no assurance that the investment objective(s) of any Fund will be achieved. The differences in objectives and policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective(s) and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective(s) may result in the Fund having investment objective(s) different from the objective(s) which the shareholder considered appropriate at the time of investment in that Fund.


GLOBAL FUND -- The Global Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in an internationally diversified portfolio of fixed income securities (see " Certain Securities and Investment Techniques -- Fixed Income Securities" and "-- U.S. Government Securities" below). The Fund may invest up to 100% (and generally expects to invest between 50% and 80%) of its net assets in foreign securities (not including American Depositary Receipts) (see "Additional Risk Factors -- Foreign Securities" below). Up to 20% of the Fund's assets may also be invested in equity securities (see "Investment Techniques -- Equity Securities" below). The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is internationally diversified. However, for defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the U.S.

The Adviser will determine the amount of the Fund's assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be invested in high quality fixed income securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. As a non-diversified series of the Trust, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not invest 25% or more of its net assets in the securities of any one foreign government and may invest up to 5% of its net assets in emerging market securities (see "Certain Securities and Investment Techniques -- Emerging Market Securities" and "Additional Risk Factors -- Emerging Markets" below). The Fund's portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


EMERGING EQUITIES FUND -- The Emerging Equities Fund's investment objective is to seek long-term growth of capital.


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities (see "Certain Securities and Investment Techniques -- Equity Securities" below) of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises ("Emerging Growth Companies"). Emerging Growth Companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Fund may invest up to 20% (and generally expects to invest betweeen 5% and 10%) of its net assets in foreign securities (excluding American Depositary Receipts) (see "Additional Risk Factors -- Foreign Securities" below).


The Fund has adopted the following policy which is fundamental and which may not be changed without shareholder approval: while the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.


The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


EMERGING MARKETS FUND -- The Emerging Markets Fund's investment objective is to seek total return (high current income and long-term growth of capital).


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located, or primarily conducting their business, in emerging markets (see "Certain Securities and Investment Techniques -- Fixed Income Securities" and "-- Emerging Market Securities" below).

Until such time as the net assets of the Fund reach $10 million, the Fund has adopted the investment policy to invest, under normal market conditions, at least 65% of its total assets in the fixed income securities listed above, and in forward foreign currency exchange contracts ("forward contracts") (see "Certain Securities and Investment Techniques -- Forward Contracts" below). The Fund intends to enter into forward contracts as an alternate method of gaining exposure to certain emerging markets, and expects to achieve a similar benefit from entering into a forward contract denominated in a country's currency as from the purchase of an emerging market debt security.


The Fund may invest in government, government-related and restructured debt securities which will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including loans between governments and financial institutions); (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries; (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above; and (iv) debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter- American Development Bank, among others. The restructuring described above involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. See "Investment Techniques -- Structured Securities" and "-- Investment in Other Investment Companies" below.

The Fund takes a global approach to portfolio management and currently expects to pursue investment opportunities in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. While the Fund is not "diversified" for purposes of the 1940 Act, it intends to maintain investments, under normal market conditions, in at least five countries (outside of the U.S.).


Emerging market fixed income securities held by the Fund may include Brady Bonds, Yankee Bonds and Eurobonds, loans, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund is not restricted by limits on weighted average maturity or duration of an individual issue. Fixed income securities in which the Fund may invest may have stated maturities ranging from overnight to 30 years.


While the Fund will not invest in equity securities, the Adviser considers a variety of factors in selecting emerging market fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates, and currency exchange rates.

The Fund may invest up to 100% of its net assets in foreign securities. The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Fund's assets may be invested in securities denominated in foreign currencies and international currency units. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. Therefore, the value of the Fund's investments may be significantly affected by changes in currency exchange rates. (See "Additional Risk Factors -- Foreign Securities" below.)


The Fund may invest up to 100% of its net assets in fixed income securities rated in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps")), and comparable unrated securities. Emerging market fixed income securities generally are rated in the lower rating categories of recognized rating agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories (see "Additional Risk Factors -- Lower Rated Fixed Income Securities" below). For a description of these ratings, see Appendix A to this Prospectus. See Appendix B to this Prospectus for a chart indicating the composition of the bond portion of the portfolio of the Fund for the fiscal year ended June 30, 1997, with the debt securities separated into rating categories.

The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

CORE FUND -- The Core Fund's primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital.


The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in:

    (1) convertible and non-convertible corporate debt securities (including adjustable, variable or floating rate securities) and preferred stock;


    (2) U.S. Government Securities (see "Certain Securities and Investment Techniques -- U.S. Government Securities" below);


    (3) interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities;

    (4) commercial paper, repurchase agreements and cash equivalents (such as certificates of deposit and bankers' acceptances).

The Fund is designed for investors seeking exposure to a "core" portfolio comprised of fixed income securities of the type described above along with a variety of other fixed income securities offering increased income potential. Accordingly, consistent with its investment objectives and policies, the Fund may invest in foreign securities, including emerging market securities and Brady Bonds, lower rated fixed income securities, fixed income securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, and asset-backed securities. Not more than 5% of the Fund's net assets will be invested in emerging market securities, and not more than 20% of the Fund's net assets will be invested in securities rated below the four highest grades by S&P, Fitch or Duff & Phelps (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa) and in comparable unrated securities. For a discussion of the risks of investing in these securities, see "Additional Risk Factors -- Emerging Markets Securities" and "-- Lower Rated Fixed Income Securities" below. For a description of these ratings, see Appendix A to this Prospectus.


Although the Core Fund may purchase Canadian and other foreign securities, under normal market conditions it may not invest more than 20% of its net assets in non-dollar denominated non-Canadian foreign securities.

The Core Fund may not directly purchase common stocks. However, the Fund may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

RESEARCH FUND -- The Research Fund's investment objective is to provide long-term growth of capital and future income.


The portfolio securities of the Fund are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Fund's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry responsibility.


The Research Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better than average prospects for long-term growth (see "Certain Securities and Investment Techniques -- Equity Securities" below). A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Fund's non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, by Fitch or by Duff & Phelps), and, with respect to no more than 10% of the Fund's net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the Adviser believes to be of comparable quality to these lower rated securities (commonly known as "junk bonds"). For a description of these bond ratings, see Appendix A to this Prospectus.


Consistent with its investment objective and policies described above, the Research Fund may invest up to 20% (and expects generally to invest between 5% and 15%) of its net assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange. In addition, the Fund may also hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Additional Risk Factors -- Foreign Securities" below.)

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


MID CAP FUND -- The Mid Cap Fund's investment objective is to provide long-term growth of capital.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations ("Mid Cap Companies") (see "Certain Securities and Investment Techniques -- Equity Securities" below). Mid Cap Companies are those companies with a market capitalization within the range of approximately $500 million to $5 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth.


Consistent with its investment objective and policies described above, the Fund may invest up to 25% (and generally expects to invest between 0% and 10%) of its net assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Additional Risk Factors -- Foreign Securities" below.) In addition, the Fund may also hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities.


The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

INTERNATIONAL EQUITY FUND -- The International Equity Fund's investment objective is to provide long-term growth of capital.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the U.S. The equity securities in which the Fund may invest include securities of more established companies which represent opportunities for long-term growth (see "Certain Securities and Investment Techniques -- Foreign Growth Securities" below). The Fund may also invest up to 25% of its net assets in securities of companies located, or primarily conducting their business in, emerging market countries. The selection of securities is made solely on the basis of potential for capital appreciation. The Fund does not intend to emphasize any particular country and, under normal market conditions, will be invested in at least five countries. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities (see "Additional Risk Factors -- Foreign Securities" below).

In determining where a company's principal activities are located, the Adviser considers such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in that country; (b) the company has its principal securities trading market in that country, (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or
(d) the company has 50% or more of its assets in that country.

The Fund may engage in certain investment techniques as described below under the caption "Certain Securities and Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

5.  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Consistent with each Fund's investment objective(s) and policies, each Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.


EQUITY SECURITIES: Each Fund (except the Emerging Markets Fund and the Core
Fund) may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FIXED INCOME SECURITIES: Fixed income securities in which each Fund (except the Research Fund, the Mid Cap Fund and the International Equity Fund) may invest include bonds (including zero coupon bonds, deferred interest bonds and payable in-kind bonds), debentures, mortgage securities, notes, bills, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

U.S. GOVERNMENT SECURITIES: The Global Fund and the Core Fund, and, for temporary defensive reasons, each other Fund, may invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities").


REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize the risks of investing in repurchase agreements.

LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, letters of credit or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the relevant Fund.


RESTRICTED SECURITIES: Each Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in a Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, each Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, each Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Each Fund except the Emerging Equities Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although each Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that, under normal circumstances, each Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. While awaiting delivery of securities purchased on such basis, a Fund will segregate liquid assets sufficient to cover its commitments. Although each Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases.

AMERICAN DEPOSITARY RECEIPTS: Each Fund except the Emerging Markets Fund and the Core Fund may invest in American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers. See "Additional Risk Factors -- Foreign Securities" below.

FOREIGN GROWTH SECURITIES: Each Fund except the Emerging Markets Fund and the Core Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors -- Foreign Securities" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.

EMERGING MARKET SECURITIES: Consistent with each Fund's investment objective(s) and policies, each Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors -- Emerging Markets" below. See "Investment Objectives and Policies -- International Equity Fund" for a description of the factors considered by the Adviser in determining where a company or other issuer is located.

BRADY BONDS: The Global Fund, the Emerging Markets Fund and the Core Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, the Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovania, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady bonds may be viewed as speculative.

INVESTMENT IN OTHER INVESTMENT COMPANIES: Each Fund except the Emerging Equities Fund may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which a Fund may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase securities of emerging market companies having limited free float, or (iii) when the Adviser believes such investments may be more advantageous to a Fund than a direct market purchase of securities. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of that particular Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies.


STRUCTURED SECURITIES: The Emerging Markets Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Emerging Markets Fund, the Mid Cap Fund and the International Equity Fund may each invest a portion of its assets in loans and other direct indebtedness. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. Each Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.


The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.


ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Global Fund, the Emerging Markets Fund, the Core Fund and the Research Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy a Fund's distribution obligations.


CORPORATE ASSET-BACKED SECURITIES: Each Fund except the Emerging Equities Fund, the Emerging Markets Fund and the Research Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Core Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Core Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Core Fund may invest a portion of its assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Core Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities.

Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Core Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The Core Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Core Fund may invest a portion of its assets in stripped mortgage-backed securities, which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets.

MORTGAGE PASS-THROUGH SECURITIES: The Core Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.


Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.


OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options that are traded on foreign or U.S. securities exchanges and over the counter. A Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where a Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of Options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, however, if the price of the security underlying the Option moves adversely to the relevant Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. Each Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


Each Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by a Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although a Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.


The Global Fund, the Emerging Markets Fund and the Core Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Funds will be "covered" but could involve additional risks.


FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect a Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes, to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on Futures Contracts sold by a Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a decline in interest rates or a rise in the dollar value of securities denominated in foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: Each Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes, to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets.


FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. By entering into transactions in Forward Contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. Each Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.


OPTIONS ON FOREIGN CURRENCIES: Each Fund except the Emerging Equities Fund may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on foreign and U.S. exchanges or over-the-counter.


OPTIONS ON STOCK INDICES: Each Fund except the Global Fund, the Emerging Markets Fund and the Core Fund may write (sell) covered call and put options and purchase call and put options on domestic or foreign stock indices ("Options on Stock Indices"). Each Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

Each Fund except the Global Fund, the Emerging Markets Fund and the Core Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Global Fund, the Emerging Markets Fund and the Core Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.

The Global Fund, the Emerging Markets Fund and the Core Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swap agreements could be used to shift each Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed, or no investment of cash. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

INDEXED SECURITIES: The Emerging Markets Fund and the Core Fund may also invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.


DEFENSIVE INVESTMENTS: When the Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of a Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities.


6.  ADDITIONAL RISK FACTORS

FOREIGN SECURITIES: Transactions involving foreign equity and debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payment will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

FIXED INCOME SECURITIES: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each Fund has no restrictions with respect to the maturities or duration of the fixed income securities it holds. A Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term obligations.


LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which the Emerging Markets Fund, the Core Fund and the Research Fund may invest may be rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). For a description of these bond ratings, see Appendix A to this Prospectus. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Emerging Markets Fund, Core Fund and the Research Fund may also invest up to 100%, 20% and 10%, respectively, in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities). These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


While the Adviser may refer to ratings issued by established credit rating agencies, it is not any Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although each Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.


PORTFOLIO TRADING: While it is not generally each Fund's policy to invest or trade for short-term profits, each Fund may dispose of a portfolio security whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses to a Fund. A Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund and of the investment company clients of MFD, a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of each Fund's operating expenses (e.g., fee charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI. Because each Fund may have a portfolio turnover rate of 100% or more, transaction costs incurred by each Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.
                               ----------------

The policies described above are not fundamental and may be changed without shareholder approval.

The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern each Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI. Except with respect to a Fund's policy on borrowing and investing in illiquid securities, each Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER -- The Adviser manages the Global Fund, the Emerging Equities Fund and the Emerging Markets Fund pursuant to separate Investment Advisory Agreements dated August 7, 1992, August 7, 1992, and August 1, 1995, respectively. The Core Fund, the Research Fund, the Mid Cap Fund and the International Equity Fund are managed pursuant to separate Investment Advisory Agreements, each dated November 30, 1995. (These Agreements are collectively referred to as the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the following annual rates of the average daily net assets of each Fund:

                                                    PERCENTAGE OF THE AVERAGE
                                                        DAILY NET ASSETS
FUND                                                      OF EACH FUND
----                                                      ------------
Global Fund .......................................           0.65%
Emerging Equities Fund ............................           0.75%
Emerging Markets Fund .............................           0.85%
Core Fund .........................................           0.45%
Research Fund .....................................           0.60%
Mid Cap Fund ......................................           0.60%
International Equity Fund .........................           0.75%

The management fee of the Emerging Equities Fund, the International Equity Fund and the Emerging Markets Fund is greater than the fees paid by most funds, but is comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the MFS Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and MFS Institutional Advisors, Inc. also provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $67.1 billion on behalf of approximately 2.6 million investor accounts as of September 30, 1997. As of such date, the MFS organization managed approximately $43.2 billion of assets invested in equity securities, approximately $20.4 billion of assets invested in fixed income securities, and $4.4 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Donald A. Stewart, Arnold D. Scott and John D. McNeil. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS, Mr. Scott is the Secretary and a Senior Executive Vice President of MFS, and Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, James O. Yost, Stephen
E. Cavan and James R. Bordewick, Jr., Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are officers of the Trust.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for a Fund.

The identity and background of the portfolio manager(s) for each Fund is set forth below.

                FUND                        PORTFOLIO MANAGER(S)
                ----                        --------------------
Global Fund --                      Richard O. Hawkins, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since January, 1996 Mr. Hawkins has been employed as a portfolio manager by the Adviser since 1988.

Emerging Equities Fund --           John W. Ballen, an Executive Vice President of the Adviser, has been the Fund's portfolio manager since June 16, 1993. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984. Brian E. Stack, a Vice President of the Adviser, has been the Fund's portfolio manager since August, 1995. Mr. Stack has been employed as a portfolio manager by the Adviser since 1993. Prior to
                                    1993, Mr. Stack was employed by Robertson, Stephens & Co. as a securities analyst.

Emerging Markets Fund --            Jeffrey A. Kaufman, an Investment Officer of the Adviser, has been the Fund's portfolio manager since August 7, 1995, Mr. Kaufman has been employed by the
                                    Adviser since 1994. Prior to 1994, he held positions as a research consultant with Apogee Research and Salomon Brothers.

Core Fund --                        Geoffrey L. Kurinsky, a Senior Vice President of the Adviser, has been the
                                    Fund's portfolio manager since January 1, 1996. Mr. Kurinsky has been a portfolio manager by the Adviser since 1987. Peter C. Vaream, a Vice President of the Adviser, has been the Fund's portfolio manager since January 1, 1996. Mr.
                                    Vaream has been employed as a portfolio manager by the Adviser since 1992.

Research Fund --                    Various equity research analysts employed by the Adviser comprise a committee that manages the Fund.

Mid Cap Fund --                     John W. Ballen, an Executive Vice President of the Adviser, has been the Fund's portfolio manager since June 16, 1993. Mr. Ballen has been employed as a portfolio manager by the Adviser since 1984. Mark Regan, a Vice President of the
                                    Adviser, has been the Fund's portfolio manager since January 1, 1996. Mr. Regan has been employed as a portfolio manager by the Adviser since 1993. Prior to
                                    1993, Mr. Regan was employed by Eaton Vance Management as a securities analyst.

International Equity Fund --        David R. Mannheim, a Senior Vice President of the Adviser, has been the Fund's portfolio manager since January 31, 1996. Mr. Mannheim has been employed as a portfolio manager by the Adviser since 1988.

ADMINISTRATOR -- MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, each Fund pays MFS an administrative fee up to 0.015% per annum of such Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor for each of the other MFS Funds.


SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUNDS

PURCHASES

Each Fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. Shares of each Fund may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

Each Fund intends to be as fully invested at all times as is reasonably practicable in order to maximize total return. In order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank). An order for the purchase of shares of a Fund will be in "good order" and will be accepted upon receipt of federal funds available for investment. Payment by federal funds sent by wire is accepted immediately upon receipt and payment by check is accepted when federal funds become available for investment, which generally occurs on the next business day after receipt of a check. Therefore, non-federal funds investment will remain idle for one business day after receipt.


All investments in a Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Funds do not generally issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in its account.

Purchases and exchanges should be made for investment purposes only. Each Fund and MFD reserves the right to reject any specific purchase order deemed by MFS to be abusive or contrary to the best interests of a Fund's other shareholders.

OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of Fund] and sent to that particular Fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the Fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, For the account of: [Shareholder's name], Re: [insert name of Fund] (Account No. 99034795) and Wire Number:
[Assigned by telephone].


Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to the Shareholder Servicing Agent.


A shareholder must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

IN-KIND PURCHASES: Subject to applicable state securities laws, shares of each Fund may be purchased with securities acceptable to that particular Fund. A Fund need not accept any security offered for an in-kind purchase unless it is consistent with that Fund's investment objective, policies and restrictions and is otherwise acceptable to the Fund. Securities accepted in-kind for shares will be valued in accordance with the Fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by that Fund (i.e., an established account) may be exchanged for shares of any of the other series of the Trust (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account with any other series of the Trust, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to a Fund's right to reject purchase orders. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders.


REDEMPTIONS
Shares of a Fund may be redeemed on any business day in cash or in-kind. If the Adviser determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund, a Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from that Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see "Net Asset Value" below). Securities distributed by a Fund will be selected by the Adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, the shareholder would incur brokerage charges when converting the securities to cash. A distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. A shareholder receiving such a redemption in-kind may encounter difficulties and expenses selling such securities not typically associated with disposal of U.S. securities. See "Additional Risk Factors -- Foreign Securities" and "-- Emerging Markets" above.

Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, a Fund will make payment in cash in the amount of (or, as described above, in-kind with a value equal to) the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists. "Good order" generally means that the stock power, written request for redemption, letter of instruction or share certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimus exceptions to the above requirements for redemptions. Redemptions in cash will be made by transfer of federal funds for payment into the investor's account. Redemptions in-kind will be made by the transfer and delivery of securities as directed by the investor.

When opening an account with a Fund, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

The value of shares redeemed may be more or less than the shareholder's cost, depending on portfolio performance and distributions made during the period the shareholder owned his shares. Redemptions of shares are taxable events on which a shareholder that is not an exempt shareholder may realize a gain or loss (see "Tax Status" below).


The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $500,000 because of redemptions or exchanges. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


SIGNATURE GUARANTEE: In order to protect shareholders against fraud, each Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption, letter of instruction or certificate will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.

DISTRIBUTIONS

Each Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, a Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. A Fund may make one or more distributions during the calendar year to its shareholders from any net capital gains, and may also make one or more distributions during the calendar year to its shareholders from any net short-term capital gains. Each Fund intends to distribute premiums from options, if any, annually. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. See "Information Concerning Shares of the Funds -- Tax Status" and "Shareholder Services -- Distribution Options" below.


TAX STATUS

Each Fund is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay entity level federal income or excise taxes, although foreign-source income received by any Fund may be subject to foreign withholding taxes.

Shareholders of a Fund that are not tax-exempt entities normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from a Fund whether the distribution is paid in cash or in additional shares. It is uncertain at this time whether all or any part of capital gain distribution will be eligible to be taxed at a maximum rate below 28% for individuals. A portion of the dividends paid by the Emerging Equities Fund, Research Fund, Mid Cap Fund and International Equity Fund (but none of the Funds' capital gain distributions) may qualify for the dividends received deduction for corporations. The Global Fund, Emerging Markets Fund and Core Fund expect that none of their distributions will be eligible for the dividends received deduction for corporations. Shareholders generally will not have to pay state or local taxes on certain fund dividends derived from interest on U.S. government obligations. Investors should consult with their tax advisors in this regard.

Shortly after the end of each calendar year, each individual shareholder will be sent a statement setting forth the federal income tax status of all dividends and other distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), the portion, if any, representing interest on U.S. government obligations, and the amount, if any, of federal income tax withheld. In certain circumstances, a Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.


Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


Each Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on reportable dividends, capital gain distributions and redemption proceeds paid to any individual or other non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE

The net asset value of shares of each Fund is determined each day during which the New York Stock Exchange is open for trading. This determination is made once each day as of the close of regular trading on the New York Stock Exchange by deducting the amount of a Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Assets in a Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received in "good order" by a Fund prior to its calculation and received by a Fund prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust has only one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust presently has seven series and has reserved the right to create and issue additional series. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each series generally vote separately, for example to approve investment advisory agreements, but shares of all series vote together, including shares of other series of the Trust, to the extent required under the 1940 Act, in the election or selection of Trustees and accountants. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders upon liquidation of the Trust or that series. The Trust is not required to and has no current intention to hold annual shareholder meetings, although special meetings may be called for purposes of electing or removing Trustees, changing fundamental investment restrictions or approving an investment advisory agreement.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.

[As of September 30, 1997 the MFS Pension Plans, 500 Boylston Street, Boston, MA, owns of record 58.97% of the Emerging Market Fund's shares and, therefore, controls such Fund.

As of September 30, 1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA, owns of record 41.03% of the Emerging Markets Fund's shares, and, therefore, controls the Fund.

As of September 30, 1997 Boston Safe Deposit Co., Trustee, TWA Pilots DPA 401
(K) Plan, 1 Cabot Road, Medford, MA, owns of record 65.53% of the Research Fund's shares, and, therefore, controls the Fund.

As of September 30, 1997 Depauw University, 313 S. Locust Street, Greencastle, IN, owns of record 33.95% of the Mid Cap Fund's shares, and, therefore, controls the Fund.

As of September 30, 1997 Cay-Ber Fund, 21 Reid Street, Hamilton, Bermuda Hmil owns of record 45.39% of the International Equity Fund's Shares, and, therefore, controls the Fund.

MFS Service Center Inc., 500 Boylston, Boston, MA owns of record 90.90% of the Core Fund's shares, and, therefore, controls the Fund.


PERFORMANCE INFORMATION
From time to time, a Fund may provide total rate of return and yield quotations and may also quote fund rankings from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a Fund made at the net asset value with all distributions reinvested. Yield quotations are based on the annualized net investment income per share of a Fund over a 30-day period stated as a percent of the net asset value on the last day of that period. Each Fund's total rate of return and yield quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time, while yield reflects only net portfolio income as of a stated time. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which each Fund will calculate its total rate of return and yield, see the SAI.

EXPENSES
The Trust pays the compensation of its Trustees who are not officers of MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses are borne by each Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear the expenses of the Global Fund, the Emerging Equities Fund, the Core Fund, the Research Fund, the Mid Cap Fund, the International Equity Fund and the Emerging Markets Fund such that "Other Expenses," which are defined to include all such Fund's expenses except for management fees, taxes, extraordinary expenses, brokerage and termination costs, of each Fund do not exceed the following percentage per annum of its average daily net assets: 0.00% of the Global Fund; 0.00% of the Emerging Equities; 0.40% of the Emerging Markets Fund; 0.10% of the International Equity Fund; 0.05% of the Mid Cap Fund; 0.05% of the Research Fund; and 0.05% of the Core Fund (the "Maximum Percentage"). The obligation of MFS to bear these expenses terminates on the last day of each Fund's fiscal year in which such Fund's "Other Expenses" are less than or equal to the Maximum Percentage. With respect to the Emerging Markets Fund, the payments made by MFS on behalf of the Emerging Markets Fund under this arrangement are subject to reimbursement by the Fund to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Fund to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Emerging Markets Fund's "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by the Emerging Markets Fund to MFS terminates on the earlier of the date on which payments made by the Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 2005.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in its account. At the end of each calendar year, each shareholder will receive income tax information regarding any reportable dividends, capital gain distributions or other distributions for that year.

DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.
    -- Dividends in cash; capital gain distributions reinvested in additional shares.
    -- Dividends and capital gain distributions in cash.

Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date.

Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of a Fund. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distributions or redemption checks.


                               ----------------

The Funds' SAI, dated November 1, 1997, contains more detailed information about the Trust and the Funds, including, but not limited to, information related to:
(i) each Fund's investment policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and Adviser; (iii) portfolio trading; (iv) each Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; and
(vi) various services and privileges provided by each Fund for the benefit of its shareholders.

                                                                    APPENDIX A
                         DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                       MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3. there is a lack of essential data pertaining to the issue or issuer; and

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                      STANDARD & POOR'S RATINGS SERVICES

AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P, Fitch and Moody's highest commercial paper ratings:

The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably forseeble events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

                                                                    APPENDIX B
                         PORTFOLIO COMPOSITION CHART


The table below shows the percentages of the Emerging Markets Fund's assets at June 30, 1997 invested in long-term fixed income securities bonds assigned to the various rating categories by S&P, Moody's (provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the higher of S&P or Moody's is used. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order:
Fitch and Duff & Phelps.

                          MFS EMERGING MARKETS FUND

                       COMPILED             UNRATED BONDS OF
RATING                  RATINGS            COMPARABLE QUALITY              TOTAL
------                  -------            ------------------              -----
AAA/Aaa
AA/Aa
A/A                      2.91%                                             2.91%
BBB/Baa                 11.09                                             11.09
BB/Ba                   30.04                                             30.04
B/B                     16.05                                             16.05
CCC/Caa
CC/Ca
C/C
Default
                        ------                                            ------
Total                   60.09%                                            60.09%

The chart does not necessarily indicate what the composition of the Emerging Markets Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000
(800) 637-2262

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll-free: (800) 637-2262

Mailing Address
P.O. Box 1400
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT


MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

500 Boylston Street
Boston, MA 02116
                                                                 11/97
                                     [Graphic Omitted]

[LOGO]M F S(SM)
INVESTMENT MANAGEMENT


MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND


Each a Series of MFS Institutional Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION


                                                          November 1, 1997
------------------------------------------------------------------------------
                                                                          Page
1.  Definitions ....................................................         2
2.  Investment Policies and Restrictions ...........................         2
3.  Management of the Funds ........................................        15
        Trustees ...................................................        15
        Officers ...................................................        15
        Trustee Compensation Table .................................        15
        Investment Adviser .........................................        17
        Administrator ..............................................        17
        Custodian ..................................................        18
        Shareholder Servicing Agent ................................        18
        Distributor ................................................        18
4.  Portfolio Transactions and Brokerage Commissions ...............        18
5.  Tax Status .....................................................        19
6.  Determination of Net Asset Value and Performance ...............        21
7.  Description of Shares, Voting Rights and Liabilities ...........        22
8.  Independent Auditors and Financial Statements ..................        23
Appendix A - Performance Quotations ................................       A-1

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated November 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Global Fund"               -- MFS Institutional Global Fixed Income Fund,
                                  formerly known as MFS Institutional Worldwide Fixed Income Fund until its name was changed on October 16, 1997, a non-diversified series of MFS Institutional Trust.

   "Emerging Equities Fund"    -- MFS Institutional Emerging Equities Fund, a
                                  diversified series of MFS Institutional Trust.

   "Emerging Markets Fund"     -- MFS Institutional Emerging Markets Debt Fund,
                                  formerly known as MFS Institutional Emerging
                                  Markets Income Fund until its name was changed on October 16, 1997, a non- diversified series of MFS Institutional Trust.

   "Core Fund"                 -- MFS Institutional Core Fixed Income Fund,
                                  formerly known as MFS Institutional Core Plus Fixed Income Fund until its name was changed on October 16, 1997, a diversified series of MFS Institutional Trust.

   "Research Fund"             -- MFS Institutional Research Fund, a diversified
                                  series of MFS Institutional Trust.

   "Mid Cap Fund"              -- MFS Institutional Mid Cap Growth Fund,
                                  formerly known as MFS Institutional Mid-Cap
                                  Growth Equity Fund until its name was changed on October 16, 1997, a diversified series of MFS Institutional Trust.

   "International Equity Fund" -- MFS Institutional International Equity Fund, a
                                  diversified series of MFS Institutional Trust.

   "Funds"                     -- Global Fund, Emerging Equities Fund, Emerging
                                  Markets Fund, Core Fund, Research Fund, Mid
                                  Cap Fund and International Equity Fund.

   "MFS" or the "Adviser"      -- Massachusetts Financial Services Company, a
                                  Delaware corporation.

   "MFD"                       -- MFS Fund Distributors, Inc., a Delaware
                                  Corporation

   "Prospectus"                -- The Prospectus of the Funds, dated November 1,
                                  1997, as amended or supplemented from time to time.

   "Trust"                     -- MFS Institutional Trust, a Massachusetts
                                  business trust.


2.  INVESTMENT POLICIES AND RESTRICTIONS
INVESTMENT POLICIES. The investment objective}s{ and policies of the Funds are described in the Prospectus. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the Prospectus.

EMERGING MARKET SECURITIES: The Emerging Markets Fund invests primarily in fixed income securities of government, government-related, supranational and corporate issuers located or primarily conducting their business in emerging markets. Each Fund may also invest in emerging market securities. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors -- Emerging Market Securities" and as more fully described below.


COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/ or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

DEFAULT; LEGAL RECOURSE -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES -- The Emerging Markets Fund may invest up to 100% of its assets in securities denominated in foreign currencies and international currency units and each other Fund may invest a portion of its assets in foreign currencies. Accordingly, changes in the value of these currencies and units against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies and units.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

REPURCHASE AGREEMENTS: As described in the Prospectus, each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to a Fund together with the repurchase price on repurchase.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and each Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of each Fund's total assets.

FOREIGN SECURITIES: Each Fund may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.


WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: If a Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments. However, although each Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.

AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Fund except the Core Fund and the Emerging Markets Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


INVESTMENT IN OTHER INVESTMENT COMPANIES: A Fund's investment in other investment companies, as described in the Prospectus, is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), so that a Fund may purchase shares in another investment company unless }i{ such a purchase would cause a Fund to own in aggregate more than 3% of the total outstanding voting stock of the company or (ii) such a purchase would cause a Fund to have more than 5% of its total assets invested in one investment company or more than 10% of its total assets invested in aggregate in all other investment companies. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Emerging Markets Fund, the Mid Cap Fund and the International Equity Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loans and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Mid Cap Fund and the International Equity Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash or a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.


A Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which a Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce a Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of that Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, each Fund will include them in the investment limitations described below.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Core Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Core Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Association ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Core Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduuled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").


In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.


The Core Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Core Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commmercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Core Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

MORTGAGE PASS-THROUGH SECURITIES: The Core Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA, are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

OPTIONS ON SECURITIES: Each Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. A Fund may write Options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by a Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by each Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. A Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts each Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. A Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. A Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.


OPTIONS ON STOCK INDICES: Each fund except the Global Fund, the Emerging Markets Fund and the Core Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). Each Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held }a{ is equal to or less than the exercise price of the call written or }b{ is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A Fund may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held }a{ is equal to or greater than the exercise price of the put written or }b{ is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.


A Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.


Each Fund except the Global Fund, the Emerging Markets Fund and the Core Fund may also purchase put options on stock indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, a Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.


The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.


YIELD CURVE OPTIONS: The Global Fund, the Emerging Markets Fund and the Core Fund may enter into options on the yield "spread," or yield differential, between two securities, transactions referred to as a "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Global Fund, the Emerging Markets Fund and the Core Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit a Fund's investment in these securities.


FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which each Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, a Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day a Fund may provide or receive cash that reflects the decline or increase in the value of the contract.


One purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long term debt securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and a Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of a Fund could have the effect of diluting dividend earnings. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover a Fund's obligations with respect to such Futures Contracts will consist of liquid assets from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.


Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.


A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Emerging Equities Fund, the Mid Cap Fund, the International Equity Fund and the Research Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indices may be used in a similar mannner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.


OPTIONS ON FUTURES CONTRACTS: Each Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, a Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require a Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require a Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. A Fund may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, a Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.


Each Fund has established procedures which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, liquid assets, in an amount equal to the value of its commitments under Forward Contracts.


OPTIONS ON FOREIGN CURRENCIES: Each Fund except the Emerging Equities Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency did decline, a Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- Each Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, a Fund's hedging strategy may not be successful and a Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), a Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, a Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that a Fund may purchase and write Options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, a Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect a Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts and Options on Futures Contracts only }i{ for bona fide hedging purposes (as defined in CTFC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, a Fund must comply with the requirements of various state securities laws in connection with such transactions.

Each Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, each Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When a Fund purchases a Futures Contract, an amount of liquid assets will be deposited in a segregated account with a Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures contract is minimized.

SWAPS AND RELATED TRANSACTIONS: The Global Fund, the Emerging Markets Fund and the Core Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.


Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

A Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


INDEXED SECURITIES: The Emerging Markets Fund and the Core Fund may purchase securities whose prices are indexed to the prices of foreign currencies, interest rates, commodities, securities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.


INVESTMENT RESTRICTIONS. Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of that Fund's shares (which, as used in this SAI, means the lesser of }i{ more than 50% of its outstanding shares, or (ii) 67% or more of its outstanding shares present at a meeting at which holders of more than 50% of its outstanding shares are represented in person or by proxy). Except for Investment Restriction (1) and each Funds' nonfundamental investment policy regarding investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

Each Fund except the Global Fund and the Emerging Equities Fund may not:


  (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies), Forward Contracts, Futures Contracts and swap and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry if, as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).


In addition, each Fund except the Global Fund and the Emerging Equities Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. Each Fund will not:


  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;


  (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation; currently, each Fund does not intend to invest more than 5% if its total net assets in such securities.


  (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

  (4) purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that each Fund, may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Foreign Currencies and Options on Stock Indices) and Futures Contracts;

  (5) sell any security which a Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  (6) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

  (7) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Foreign Currencies and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;


  (8) borrow, except as a temporary measure for extraordinary or emergency purposes;


  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent }a{ the purchase, ownership, holding or sale of }i{ warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options, Options on Futures Contracts, Options on Foreign Currencies or }b{ the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

  (10) invest for the purpose of exercising control or management.

The Emerging Equities Fund may not:

  (1) borrow amounts in excess of 5% of its gross assets, and then only as a temporary measure for extraordinary purposes, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) concentrate investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry;

  (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts);

  (5) make loans to other persons except that the Fund may enter into repurchase agreements. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days. Subject to the limitation set forth in the policies below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

  (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, other than U.S. Government securities;

  (7) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

  (8) invest for the purpose of exercising control or management;

  (9) purchase securities issued by any other registered investment company or registered investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;

  (10) purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

  (11) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

  (12) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or

  (13) issue any senior securities except as permitted by the 1940 Act.

In addition, the Emerging Equities Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval. The Fund will not:

  (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers) unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities or such repurchase agreements;

  (2) Invest more than 20% of its total assets in foreign securities (excluding American Depositary Receipts);

  (3) Invest more than 5% of the Fund's net assets in warrants and not more than 2% of the Fund's net assets, in warrants which are not listed on the New York or American Stock Exchange; or

  (4) Invest more than 5% of its assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.


  (5) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry.

The Global Fund may not:


  (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

  (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry;

  (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities (except gold, and then subject to a limit of 10% of its gross assets) or commodity contracts (except gold futures/forward contracts, Forward Contracts, Futures Contracts, Options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

  (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 15% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

  (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government, any foreign government or any of their agencies or instrumentalities;

  (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

  (8) Invest for the purpose of exercising control or management;

  (9) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

  (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

  (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;


  (12) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Options and Options on Foreign Currencies; or


  (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.


In addition, the Global Fund has adopted the following non-fundamental investment policy which may be changed without shareholder approval. The Fund will not:


  (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for a specific security, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities.


3.  MANAGEMENT OF THE FUNDS

The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management of each Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President (born 8/4/35)
Massachusetts Financial Services Company, Chairman and Director

NELSON J. DARLING, JR. (born 12/27/20)
Professional Trustee
Address: 27 School Street, Boston, Massachusetts

WILLIAM R. GUTOW (born 9/27/41)
Vice Chairman, Capitol Entertainment Management Company
Address: 3 Ruedulac, Dallas, Texas

OFFICERS

W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996)

MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994)


----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor.


As of September 30, 1997, all Trustees and officers as a group owned less than 1% of each Fund, not including the following shares of the following funds, representing the following percentage of the outstanding shares of such Fund, owned by certain employee benefit plans of MFS of which Messrs. Brodkin, Shames and Scott are Trustees.

                                         APPROXIMATE       APPROXIMATE
                                          NUMBER OF           % OF
FUND                                        SHARES      OUTSTANDING SHARES
----                                        ------      ------------------
Global Fund                                568,453            8.85%
Emerging Equities Fund                     232,750            1.30%
Emerging Markets Fund                      261,088           58.97%
Mid Cap Fund                               303,962           14.89%
International Equity Fund                  206,707           24.17%

Each Fund pays the compensation of any Trustee who is not affiliated with the Adviser (who will receive from $1,300 to $1,900 annually depending on attendance at meetings, plus fees for meetings of special committees, such as the Audit Committee).

TRUSTEE COMPENSATION TABLE
                                                                                            TRUSTEE FEES
                                 TRUSTEE FEES        TRUSTEE FEES                             FROM EACH
                                   FROM EACH          FROM EACH                                OF THE
                                    OF THE              OF THE                                RESEARCH
                                  GLOBAL FUND          EMERGING                                 FUND           TOTAL TRUSTEE
                                    AND THE          MARKETS FUND       TRUSTEE FEES           AND THE           FEES FROM
                                   EMERGING            AND THE            FROM THE          INTERNATIONAL         FUND AND
NAME OF TRUSTEE                EQUITIES FUND(1)    MID CAP FUND(1)      CORE FUND(1)       EQUITY FUND(1)     FUND COMPLEX(2)
-------------------------------------------------------------------------------------------------------------------------------
A. Keith Brodkin                    $    0              $    0             $    0              $    0             $     0
Nelson J. Darling, Jr.               2,500               2,500                  0                 625              25,133
William R. Gutow                     2,500               2,500                  0                 625              25,133

(1) For fiscal year ended June 30, 1997.
(2) For calendar year ended December 31, 1996. All Trustees served as Trustees of 18 funds advised by MFS (having aggregate net assets at December 31, 1996 of approximately $696 million).

As of September 30, 1997, the following shareholders owned more than 5% of the outstanding shares of the Funds indicated:

                                                 APPROXIMATE    APPROXIMATE % OF
                                                  NUMBER OF       OUTSTANDING
       FUND                SHAREHOLDER           SHARES OWNED    SHARES OWNED
       ----                -----------           ------------   ----------------


Global Fund         Common Balanced Fund of       1,463,648         22.79%
                    the Joint Investment Trust
                    of Christian Church
                    Foundation, Inc., P.O. Box
                    1986, Indianapolis, IN
                    46206-1986
Global Fund         Berklee College of Music,     1,228,547         19.13%
                    Inc., Endowment Fund, 1140
                    Boylston Street, Boston, MA
Global Fund         The Defined Benefit Plan,     1,037,974         16.16%
                    Cooperative Banks
                    Employees Retirement
                    Association, 1 Edgewater
                    Drive, Norwood, MA
Global Fund         Boat & Co., P.O. Box            752,007         11.71%
                    14737, St. Louis, MO
Global Fund         State Street Bank and           776,874         12.10%
                    Trust Company, Trustee
                    under Palmer & Dodge
                    Qualified Plans,
                    Batterymarch Park, Three
                    Pine Hill Drive, Quincy, MA
Global Fund         Trustees of the MFS             514,963          8.02%
                    Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    Street, Boston, MA
Global Fund         The Archdiocesan Joint          382,776          5.96%
                    Perpetual Care Fund, 1011
                    First Avenue, New York, NY
Emerging            Norwest Bank Minnesota,       1,778,586         10.51%
Equities Fund       N.A., Trustee, Rosemont,
                    Inc., Master Investment
                    Trust, 733 Marquette Ave.,
                    Minneapolis, MN
Emerging            Northern Trust Co.,           2,508,652         14.82%
Equities Fund       Trustee, FBO American
                    Brands 401K Plan, P.O. Box
                    92956, Chicago, IL
Emerging            Norwest Bank North Dakota,    1,374,861          8.12%
Equities Fund       N.A., Trustee, Dakota
                    Clinic Ltd. Retirement
                    Plan, 406 Main Avenue,
                    Fargo, ND
Emerging            ICMA Retirement Trust, 777    3,633,530         21.47%
Equities Fund       North Capitol Street NE,
                    Washington, DC
Emerging            Boston Safe Deposit and       1,045,243          6.18%
Equities Fund       Trust Co. as Trustee for
                    the TWA Pilots DAP/401K
                    Plan, Attn:
                    Loretta Accolla, 1 Cabot
                    Road, Medford, MA 02155
Emerging Markets    Trustees of the MFS             232,276         58.97%
Fund                Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    St., Boston, MA
Emerging Markets    MFD, Attn: Thomas               181,675         41.03%
Fund                Hastings, 500 Boylston
                    St., Boston, MA
Emerging            Trustees of the MFS              28,812          6.51%
Markets             Defined Contribution Plan,
Fund                c/o Mark Leary, MFS, 500
                    Boylston Street, Boston, MA
Mid Cap Fund        Depauw University, 313 S.       692,974         33.95%
                    Locust St., Greencastle, IN
Mid Cap Fund        Trustees of the MFS             303,962         14.89%
                    Pension Plan, c/o Carman
                    Patti, MFS, 500 Boylston
                    St., Boston, MA
Mid Cap Fund        Woodberry Forest School,        442,477         21.68%
                    Attn: Treasurer, One
                    Walker Drive, 10 Woodberry
                    Station, Woodberry Forest,
                    VA 22989-0010
Mid Cap Fund        University of Redlands          309,187         15.15%
                    Endowment Fund, 1200 E
                    Colton Avenue, P.O. Box
                    3080, Redlands, CA
                    92373-0999
Mid Cap Fund        The Childrens Hospital of       292,642         14.34%
                    Philadelphia Pension Fund,
                    34th Civic Center Blvd.,
                    Philadelphia, PA
                    19104-4303
International       Trustees of the MFS             206,706         24.23%
Equity Fund         Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    St., Boston, MA
International       Trustees of the MFS              53,489          6.27%
Equity Fund         Defined Contribution Plan,
                    c/o Mark Leary, MFS, 500
                    Boylston St., Boston, MA
International       The Cay-Ber Fund, 21 Reid       387,219         45.39%
Equity Fund         Street, Hamilton, Bermuda
                    HM11
International       Bost & Co., Mellon Bank         763,354          8.95%
Equity Fund         NA, Attn: Mutual Funds
                    Dept., P.O. Box 3198,
                    Pittsburgh, PA
International       Bost & Co., Mellon Bank          87,522         10.26%
Equity Fund         NA, Attn: Mutual Funds
                    Dept., P.O. Box 3198,
                    Pittsburgh, PA
Research Fund       Boston Safe Deposit &           466,553         13.23%
                    Trust Company, Trustee of
                    the Eastman Kodak
                    Employees Savings &
                    Retirement Plan, 1 Cabot
                    Road, Medford, MA
                    02155-5141
Research Fund       Boston Safe Deposit &         2,310,133         65.53%
                    Trust Co., Trustee for the
                    TWA Pilots DAP 401K Plan,
                    Attn: Cathey Milley, 1
                    Cabot Road, Medford, MA
Research Fund       Colonial Gas Company,           333,794          9.47%
                    Pension Plan, 40 Market
                    Street, Lowell, MA
                    01852-1806
Research Fund       Jupiter & Co., c/o              235,004          6.67%
                    Investors Bank & Trust,
                    P.O. Box 9130-FPG90,
                    Boston, MA 02117-9130
Core Fund           MFS Attn: Robert Blake,               1          9.09%
                    20th Floor, 500 Boylston
                    St., Boston, MA
Core Fund           MFS Service Center Inc.,              5         45.45%
                    Audit Account Reinvest,
                    Corporate Actions, 20th
                    Floor, Attn: Harry
                    Thompson, 500 Boylston,
                    Boston, MA 02116
Core Fund           MFS Service Center, Inc.,             5         45.45%
                    Audit Account Corporate
                    Actions, 20th Floor, Attn:
                    Harry Thompson, 500
                    Boylston, Boston, MA



The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers and Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

The Adviser manages the assets of the Global Fund and the Emerging Equities Fund pursuant to Investment Advisory Agreements dated August 7, 1992, respectively, the Emerging Markets Fund pursuant to an Investment Advisory Agreement dated August 1, 1995 and each of the Core Fund, the Research Fund, the Mid Cap Fund and the International Equity Fund pursuant to an Investment Advisory Agreement dated November 30, 1995 (collectively, the "Advisory Agreements"). Under the Advisory Agreements, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly equal on an annualized basis to 0.65% of the Global Fund's average daily net assets, 0.75% of the Emerging Equities Fund's average daily net assets, 0.85% of the Emerging Markets Fund's average daily net assets, 0.45% of the Core Fund's average daily net assets, 0.60% of the Research Fund's average daily net assets, 0.60% of the Mid Cap Fund's average daily net assets and 0.75% of the International Equity Fund's average daily net assets. The Adviser had voluntarily reduced the management fee for certain Funds prior to June 30, 1997.

For the Trusts fiscal year ended June 30, 1997, 1996 and 1995, MFS received the following aggregate fees and MFS waived the following fees, in whole or in part, for the same periods:

For the fiscal year ended June 30, 1997:

                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                      ------             ---
Global Fund                                $  219,146         $207,260
Emerging Equities Fund                      2,017,430          272,053
Emerging Markets Fund                           3,078           36,879
Research Fund                                  94,822           62,070
Mid Cap Growth Fund                            41,127           50,187
International Equity Fund                           0           31,898

(1) The Core Fund had not commenced investment operations prior to June 30, 1997.
(2) After any applicable fee limitation.

For the fiscal year ended June 30, 1996:

                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                      ------             ---
Global Fund                                $  241,940         $210,968
Emerging Equities Fund                      1,175,336          211,515
Emerging Markets Fund(3)                            0           20,043
Research Fund(4)                                    0           14,286
Mid Cap Growth Fund(5)                              0           14,827
International Equity Fund(6)                        0            7,030

(1) The Core Fund had not commenced investment operations prior to June 30, 1996.
(2) After any applicable fee limitation.
(3) For the period from the commencement of investment operations on August 7, 1995 to June 30, 1996.
(4) For the period from the commencement of investment operations on May 21, 1996 to June 30, 1996.
(5) For the period from the commencement of investment operation on December 28, 1995, to June 30, 1996.
(6) For the period from the commencement of investment operations on January 31, 1996, to June 30, 1996.


For the fiscal year ended June 30, 1995:


                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                      ------             ---
Global Fund                                 $173,837          $222,036
Emerging Equities Fund                       372,024           168,512

(1) The remaining Funds did not commence investment operations prior to June 30, 1995.
(2) After any applicable fee limitation.

MFS pays the compensation of the Trust's officers and any Trustee who is affiliated with the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments, effecting each Fund's portfolio transactions and, in general, administering the Funds' affairs.

The Advisory Agreements of the Global Fund, the Emerging Equities Fund, the Emerging Markets Fund, the Core Fund, the Research Fund, the Mid Cap Fund and the International Equity Fund will remain in effect until August 1, 1998. Each Agreement will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. Each Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of each Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. Each Advisory Agreement further provides that MFS may render services to others. Each Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of each Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements.

ADMINISTRATOR
MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, each Fund pays MFS an administrative fee up to 0.015% per annum of such Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period March 1, 1997 to June 30, 1997, MFS received the following fees under the Agreement for each respective Fund:
    Global Fund                                                    $ 3,164
    Emerging Equities Fund                                          15,556
    Emerging Markets Fund                                              250
    Research Fund                                                    1,531
    Mid Cap Fund                                                       684
    International Equity Fund                                           27

The Core Fund had not commenced investment operations prior to June 30, 1997.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. Each Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of each Fund except the Emerging Equities Fund and the Global Fund and its shareholders subcustodial arrangements with the Custodian for securities of those Funds held outside the United States. The Trustees have reviewed and approved, as in the best interests of the Emerging Equities Fund and the Global Fund and their shareholders subcustodial arrangements with The Custodian also acts as the dividend disbursing agent of each Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to option transactions for which the Adviser receives remuneration on a cost basis.


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Trust's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated November 30, 1995 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of the shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee up to 0.0075% per annum of each Fund's average daily net assets. In addition, the Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of each Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for each Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of June 15, 1994 (the "Distribution Agreement").


The Distribution Agreement will remain in effect until August 1, 1998 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4.  PORTFOLIO TRANSACTIONS AND BROKERAGE
    COMMISSIONS

Specific decisions to purchase or sell securities for the Funds are made by employees of the Adviser who are appointed and supervised by its senior officers. Changes in each Fund's investments are reviewed by its Board of Trustees. Each Fund's portfolio manager or management committee may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.


The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of the other investment company clients of MFD, the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions.


Under the Advisory Agreements and as permitted by Section 28}e{ of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research. The Trustees of each Fund (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to Pershing Division of Donaldson, Luftkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between each Fund and the Adviser).

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.

For the period ended June 30, 1997, the following Funds paid total brokerage commissions on total transactions as follows:

                                             TOTAL             TOTAL
                                          COMMISSIONS       TRANSACTIONS
                                          -----------       ------------
Emerging Equities Fund                      $603,375        $303,420,860
Research Fund                                 65,219          45,955,123
Mid Cap Fund                                  45,976          26,713,939
International Equity Fund                     40,001          11,438,228

For the period ended June 30, 1996, the following Funds paid total brokerage commissions on total transactions as follows:

                                             TOTAL             TOTAL
                                          COMMISSIONS       TRANSACTIONS
                                          -----------       ------------
Emerging Equities Fund                      $289,407        $173,945,262
Research Fund                                 28,468          18,323,484
Mid Cap Fund                                   6,525           4,320,341
International Equity Fund                     11,367           2,526,195

During the fiscal year ended June 30, 1997, the Global Fund and the Emerging Equities Fund acquired and owned securities issued by General Electric Capital Corp., an affiliate of a regular broker-dealer of such funds, in the amount of $2,000,000 and $6,100,000, respectively. During the fiscal year ended June 30, 1997, the Research Fund acquired and owned securities issued by Chase Securities, Inc., a regular broker-dealer of the Fund, in the amount of $348,000.


5.  TAX STATUS
Each Fund intends to elect or has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, that Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

Shareholders of each Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to each Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Global Fund, Emerging Markets Fund and Core Fund expects to earn primarily interest income, it is expected that none of that Fund's dividends will qualify for the dividends received deduction for corporations. A portion of the ordinary income dividends paid by the Emerging Equities Fund, Research Fund, Mid Cap Fund and International Equity Fund is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to each Fund's shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. It is uncertain at this time whether all or any part of capital gain distributions will be eligible to be taxed at a maximum rate below 28%. Any Fund dividend or other distribution that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.


Any Fund distribution will have the effect of reducing the per share net asset value of shares in the paying Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain will be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within 90 days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) of shares of that Fund or of another MFS Fund without payment of an additional sales charge.

Each Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. A Fund will be subject to a non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year plus its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds and certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, that Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Any investment by a Fund in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Any Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box" and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for nonhedging purposes and investment by a Fund in stock of certain "passive foreign investment companies" may be limited in order to avoid a tax on that Fund. A Fund may elect to mark to market any investments in stock of "passive foreign investment companies" on the last day of each taxable year. This election may cause a Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to that Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by that Fund.

Dividends and certain other payments to non-exempt persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. Each Fund intends to withhold U.S. Federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends, capital gains distributions and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise tax.


Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise individual shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Funds.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of their activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.

6.  DETERMINATION OF NET ASSET VALUE AND
    PERFORMANCE
NET ASSET VALUE-- The net asset value of shares of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, such Exchange is open for trading every week day except for the following holidays or the days on which they are observed: New Year's Day; Martin Luther King Day, President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.) This determination of net asset value of shares of a Fund is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed by the Board of Trustees to reflect the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. All other securities, futures contracts and listed options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but, if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices unless such securities are reported on the stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term securities with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in a Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, each Fund's distributor, prior to the close of that business day.

TOTAL RATE OF RETURN: Each Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at net asset value with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance.


YIELD: Any yield quotation of a Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the net asset value per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing }i{ the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the net asset value per share on the last day of the period.

PERFORMANCE INFORMATION: Any yield or total rate of return quotation provided by a Fund should not be considered as representative of the performance of a Fund in the future since the net asset value of shares of each Fund will vary based not only on the type, quality and maturities of the securities held in a Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of a Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles.


GENERAL: From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Ex-change.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Ex-change.

  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) Union Standard Trust is the first fund to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders.

7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND
    LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust presently has seven series and reserves the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees or selection of accountants. Should the Trust be liquidated, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent any Fund's shareholder owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, shareholders have the right under certain circumstances to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's outstanding shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions"). Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Trust may be terminated }i{ upon the merger or consolidation of the Trust with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of more than 50% of the outstanding shares will be sufficient, (ii) upon liquidation and distribution of the assets of the Trust or the Fund (as applicable), if approved by the holders of not less than two-thirds of the outstanding shares of the Trust or the Fund (as applicable), or (iii) by the Trustees by written notice to the Trust's shareholders or Fund shareholders (as applicable). If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

8.  INDEPENDENT AUDITORS AND
    FINANCIAL STATEMENTS
Deloitte & Touche LLP are each Fund's independent auditors providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


For each Fund the following documents, each of which is included in the Annual Report to shareholders for each Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing:


                                                        PERIOD COVERED
           DOCUMENT                   FUND                IN DOCUMENT
           --------                   ----                -----------


Portfolio of Investments       Each Fund, except    at June 30, 1997
                                 the Core Fund

Statement of Assets and            Each Fund        at June 30, 1997
  Liabilities

Statement of Operations        Each Fund, except    For the year
                                 the Core Fund       ended June 30, 1997.

Statement of Changes in        Each of the Global   Each year in the two
  Net Assets                    and the Emerging      year period ended June
                                 Equities Fund        30, 1997

Statement of Changes in         Emerging Markets    From the commencement of
  Net Assets                          Fund            investment operations
                                                      on August 7, 1995
                                                      through June 30, 1996
                                                      and the one year ended
                                                      June 30, 1997

Statement of Changes in          Research Fund      From the commencement of
  Net Assets                                          investment operations
                                                      on May 21, 1996
                                                      through June 30, 1996
                                                      and the one year ended
                                                      June 30, 1997

Statement of Changes in           Mid Cap Fund      From the commencement of
  Net Assets                                          investment operations
                                                      on December 28, 1995
                                                      through June 30, 1996
                                                      and the one year ended
                                                      June 30, 1997

Statement of Changes in          International      From the commencement of
  Net Assets                      Equity Fund         investment operations
                                                      on January 31, 1996
                                                      through June 30, 1996
                                                      and the one year ended
                                                      June 30, 1997

Statement of Operations        Each of the Global   For the two years ended
                                and the Emerging      June 30, 1997
                                 Equities Fund

Statement of Operations         Emerging Markets    From the commencement of
                                      Fund            investment operations
                                                      on August 7, 1995
                                                      through June 30, 1996
                                                      and the one year
                                                      period ended June 30,
                                                      1997

Statement of Operations          Research Fund      From the commencement of
                                                      investment operations
                                                      on May 21, 1996
                                                      through June 30, 1996
                                                      and the year ended
                                                      June 30, 1997

Statement of Operations           Mid Cap Fund      From the commencement of
                                                      investment operations
                                                      December 28, 1995
                                                      through June 30, 1996
                                                      and the year ended
                                                      June 30, 1997

Statement of Operations          International      From the commencement of
                                  Equity Fund         investment operations
                                                      on January 31, 1996
                                                      through June 30, 1996
                                                      and the year ended
                                                      June 30, 1997

Notes to the Financial             Each Fund
  Statements

Independent Auditors' Report       Each Fund

A copy of each Fund's Annual Report accompanies this SAI. As of the date of this SAI, the Core Fund had not yet commenced investment operations.

               MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND

                     STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1997

Assets:
  Cash                                                             $   110.00
  Deferred organization expenses                                    17,600.00
                                                                   ----------
    Total assets                                                   $17,710.00

Liabilities:
  Accrued expenses                                                  17,600.00
                                                                   ----------
  Net assets for 11 shares of beneficial interest outstanding      $   110.00
                                                                   ==========
Net Asset Value, Redemption Price and Offering Price Per Share     $    10.00
                                                                   ==========

NOTES:
(1) The MFS Institutional Core Plus Fixed Income Fund (the "Fund") was organized as a business trust under the laws of The Commonwealth of Massachusetts. The Fund is a part of the MFS Institutional Trust (the "Trust") which consists of seven series of shares or funds. The Fund has been inactive except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 11 shares of beneficial interest (initial shares) to Massachusetts Financial Services Company.

(2) Organizational expenses are being deferred and will be amortized over five years beginning with the commencement of investment operations. The amount paid by the Fund on any redemption by Massachusetts Financial Services Company, or any current holder of any fund's initial shares, will be reduced by the pro rata portion of any unamortized organizational expenses which the number of initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption.

                         INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Core Plus Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Core Plus Fixed Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1997. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the statement of assets and liabilities provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of MFS Institutional Core Plus Fixed Income Fund at June 30, 1997 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997

                                  APPENDIX A

                            PERFORMANCE QUOTATIONS

The performance quotations below should not be considered as representative of the performance of the Funds in the future since the net asset value and public offering price of shares of the Funds will vary. See "Determination of Net Asset Value" and "Performance" in the SAI.

All performance quotations are as of June 30, 1997(1).

                                             AVERAGE ANNUAL
                                             TOTAL RETURNS
                                         ----------------------         ACTUAL 30-DAY        30-DAY YIELD
                                                         LIFE OF       YIELD (INCLUDING      (WITHOUT ANY          CURRENT
                                          1 YEAR          FUND           ANY WAIVERS)           WAIVERS)       DISTRIBUTION RATE
                                          ------         -------       ----------------         --------       -----------------
Global Fund ..........................     3.40%          5.01%(2)            5.20%               4.90%               5.91%
Emerging Equities Fund ...............    18.49%         29.77%(3)             N/A                 N/A                   0%
Emerging Markets Fund ................    22.79%         18.79%(4)            6.58%               3.58%               6.96%
Research Fund ........................    24.12%         19.03%(5)             N/A                 N/A                0.28%
Mid Cap Growth Fund ..................    12.80%         15.91%(6)             N/A                 N/A                   0%
International Equity Fund ............    22.97%         23.45%(7)             N/A                 N/A                1.01%

(1) As of the date of this SAI, the Core Fund had not yet commenced operations.
(2) For the period from the commencement of investment operations, September 30, 1992 to the fiscal year ended June 30,
    1997.
(3) For the period from the commencement of investment operations, June 16, 1993 through the fiscal year ended June 30,
    1997.
(4) For the period from the commencement of investment operations, August 7, 1995 through the fiscal year ended June 30,
    1997.
(5) For the period from the commencement of investment operations, May 21, 1996 through the fiscal year ended June 30, 1997.
(6) For the period from the commencement of investment operations, December 28, 1995 through the fiscal year ended June 30,
    1997.
(7) For the period from the commencement of investment operations, January 31, 1996 through the fiscal year ended June 30,
    1997.


INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-2262

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-2262


MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston MA 02110





MFS(R) INSTITUTIONAL GLOBAL FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS DEBT FUND
MFS(R) INSTITUTIONAL CORE FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND


500 BOYLSTON STREET
BOSTON, MA 02116



[LOGO]M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


                                                                         11/97

                                     PART C


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            (A)  FINANCIAL STATEMENTS

                 MFS INSTITUTIONAL GLOBAL FIXED INCOME FUND (PREVIOUSLY NAMED MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND)

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from September 30, 1992, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments*
                         Statement of Assets and Liabilities*

                     For each year in the two year period ended June 30, 1997:
                         Statement of Changes in Net Assets*

                     For the year ended June 30, 1997:
                         Statement of Operations*

                 MFS INSTITUTIONAL EMERGING EQUITIES FUND

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from June 16, 1993, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments*
                         Statement of Assets and Liabilities*

                     For each year in the two year period ended June 30, 1997:
                         Statement of Changes in Net Assets*

                     For the year ended June 30, 1997:
                         Statement of Operations*

                 MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND (PREVIOUSLY KNOWN AS MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND)

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from August 7, 1995, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments*
                         Statement of Assets and Liabilities*

                     For the period from August 7, 1995, commencement of operations, through June 30, 1997:
                         Statement of Changes in Net Assets*

                     For the year ended June 30, 1997:
                         Statement of Operations*

                 MFS INSTITUTIONAL RESEARCH FUND

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from May 21, 1996, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments**
                         Statement of Assets and Liabilities**

                     For the period from May 21, 1996, commencement of operations, through June 30, 1997:
                         Statement of Changes in Net Assets**

                     For the year ended June 30, 1997:
                         Statement of Operations**

                 MFS INSTITUTIONAL MID CAP GROWTH FUND (FORMERLY KNOWN AS MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND)

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from December 28, 1995, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments*
                         Statement of Assets and Liabilities*

                     For the period from December 28, 1995, commencement of operations, through June 30, 1997:
                         Statement of Changes in Net Assets*

                     For the year ended June 30, 1997
                         Statement of Operations*

                 MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

                 INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                     For the period from January 31, 1996, commencement of operations, through June 30, 1997:
                         Financial Highlights

                 INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                     At June 30, 1997:
                         Portfolio of Investments**
                         Statement of Assets and Liabilities**

                     For the period from January 31, 1996, commencement of operations, through June 30, 1997:
                         Statement of Operations**

                     For the year ended June 30, 1997:
                         Statement of Changes in Net Assets**

--------------------------------

* Incorporated herein by reference to the Fund's Annual Report to Shareholders, filed with the SEC via EDGAR on September 8, 1997.
** Incorporated hereby by reference to the Fund's Annual Report to Shareholders, filed with the SEC via EDGAR on September 5, 1997.


            (B)  EXHIBITS ON BEHALF OF MFS INSTITUTIONAL TRUST

                  1 (a) Declaration of Trust, dated September 13, 1990.  (1)

                    (b) Certificate of Amendment to Declaration of Trust,
                        dated June 1, 1992.  (1)

                    (c) Amendment No. 2 to the Declaration of Trust, dated
                        August 13, 1992.  (1)

                    (d) Amendment to Declaration of Trust - Designation of
                        Series, dated May 16, 1995. (1)

                    (e) Amendment to Declaration of Trust - Designation of
                        Series, dated August 29, 1995. (2)

                    (f) Amendment to Declaration of Trust - Redesignation of
                        Series, dated October 31, 1995. (7)

                    (g) Amendment to Declaration of Trust - Redesignation of
                        Series, dated November 28, 1995. (7)

                    (h) Amendment to Declaration of Trust - Redesignation of
                        Series, dated April 24, 1996. (8)


                    (i) Amendment to the Declaration of Trust - Redesignation of
                        Shares; filed herewith.


                  2 (a) Amended and Restated By-Laws, dated June 1, 1992.  (5)

                    (b) Amendment No. 1 to Amended and Restated By-Laws,
                           dated October 14, 1993. (5)

                  3     Not Applicable.

                  4     Form of Share Certificate.  (4)

                  5(a) Investment Advisory Agreement between MFS Emerging Equities Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992. (5)

                    (b) Investment Advisory Agreement between MFS Worldwide
                        Fixed Income Fund and Massachusetts Financial Services Company, as adviser, dated August 7, 1992. (5)


                    (c) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Emerging Markets Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated June 26, 1995. (1)


                    (d) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Core Plus Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                    (e) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Research Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                    (f) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Mid-Cap Growth Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                    (g) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional International Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                  6 Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994. (5)

                  7     Not Applicable.

                  8 (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 31, 1995. (2)

                    (b) Amendment to Custodian Contract dated November 30,
                        1995.  (7)

                  9 (a) Amended and Restated Shareholder Servicing Agent
                        Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995. (7)

                    (b) Exchange Privilege Agreement between the MFS
                        Institutional Trust, on behalf of each of its series, and MFS Fund Distributors, Inc., dated July 26, 1995.
                        (7)

                    (c) Dividend Disbursing Agency Agreement between the
                        Registrant and State Street Bank and Trust Company, dated October 31, 1990. (5)


                    (d) Loan Agreement by and among the Banks named therein, the
                        MFS Funds named therein and The First National Bank of Boston, dated February 21, 1995. (6)

                    (e) Third Amendment dated February 14, 1997 to the Loan
                        Agreement dated February 21, 1995 by and among the Banks named therein and the First National Bank of Boston. (9)

                    (f) Master Administrative Services Agreement, dated March
                        1, 1997.  (10)

                 10 Opinion and Consent of Counsel; filed herewith.

                 11 Consent of Deloitte & Touche LLP; filed herewith.


                 12     Not Applicable.

                 13(a) Investment representation letter from initial shareholder of MFS Institutional Emerging Markets Fixed Income Fund. (1)

                 14     Not Applicable.

                 15     Not Applicable.

                 16 Schedule of Computation for Performance Quotations Aggregate Total Rate of Return, Average Annual Total Rate of Return and Yield Calculations. (3)


                 17 Financial Data Schedules; filed herewith.


                 18     Not Applicable.

                  Power of Attorney dated August 12, 1994.  (5)

----------
 (1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.
 (2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on September 15, 1995.
 (3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
 (4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
 (5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 27, 1995.
 (6) Incorporated by reference to Post-Effective Amendment No. 28 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841), filed with the SEC via EDGAR on February 28, 1995.
 (7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 8, 1996.

 (8)Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 26, 1996.
 (9)Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.
(10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.


ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not applicable

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

            MFS INSTITUTIONAL EMERGING EQUITIES FUND

                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                 41
               (without par value)              (as of September 30,1997)



            MFS INSTITUTIONAL GLOBAL FIXED INCOME FUND


                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                 14
               (without par value)              (as of September 30,1997)

            MFS INSTITUTIONAL EMERGING MARKETS DEBT FUND


                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                 4
               (without par value)              (as of September 30, 1997)


            MFS INSTITUTIONAL COREFIXED INCOME FUND

                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                 3
               (without par value)              (as of September 30,1997)


            MFS INSTITUTIONAL RESEARCH FUND

                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                 9
               (without par value)              (as of September 30,1997)

            MFS INSTITUTIONAL MID CAP GROWTH FUND


                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                  8
               (without par value)              (as of September 30, 1997)


            MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

                  (1)                                     (2)
            TITLE OF CLASS                      NUMBER OF RECORD HOLDERS
            --------------                      ------------------------


            Shares of Beneficial Interest                 10
               (without par value)              (as of September 30,1997)


ITEM 27.    INDEMNIFICATION

            Article V of the Registrant's Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.


ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

            Clarendon  Insurance  Agency,   Inc.  ("CIAI"),   a  wholly  owned
subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

            MFS  Institutional   Advisors,   Inc.  ("MFSI"),  a  wholly  owned
subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS SERIES TRUST II

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R.
Bordewick, Jr., is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R.
Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST III

            A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VII

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VIII

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL SERIES TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS VARIABLE INSURANCE TRUST
            MFS UNION STANDARD TRUST
            MFS INSTITUTIONAL TRUST

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer,  James O. Yost,  Ellen M. Moynihan and Mark
E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer,  James O. Yost,  Ellen M. Moynihan and Mark
E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer,  James O. Yost,  Ellen M. Moynihan and Mark
E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS/SUN LIFE SERIES TRUST

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT

            John  D.  McNeil  is  the  Chairman,   Stephen  E.  Cavan  is  the
Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

            MIL

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.

            MIL FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MERIDIAN FUNDS

            A.  Keith  Brodkin  is the  Chairman,  President  and a  Director,
Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

            MFD

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            CIAI

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas
B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSC

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSI

            A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T.
Burns is the Secretary.

            RSI

            William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            A. Keith Brodkin           Director, Sun Life Assurance Company
                                        of Canada (U.S.), One Sun Life
                                        Executive Park, Wellesley Hills,
                                        Massachusetts
                                       Director, Sun Life Insurance and
                                        Annuity Company of New York, 67 Broad
                                        Street, New York, New York

            Donald A. Stewart          President and a Director, Sun Life
                                        Assurance Company of Canada, Sun Life
                                        Centre, 150 King Street West,
                                        Toronto, Ontario, Canada (Mr. Stewart
                                        is also an officer and/or Director of
                                        various subsidiaries and affiliates
                                        of Sun Life)

            John D. McNeil             Chairman, Sun Life Assurance Company
                                        of Canada, Sun Life Centre, 150 King
                                        Street West, Toronto, Ontario, Canada
                                        (Mr. McNeil is also an officer and/or
                                        Director of various subsidiaries and
                                        affiliates of Sun Life)

            Joseph W. Dello Russo      Director of Mutual Fund Operations,
                                        The Boston Company, Exchange Place,
                                        Boston, Massachusetts (until August,
                                        1994)


ITEM 29.    DISTRIBUTORS

            (a) Reference is hereby made to Item 28 above.

            (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

            (c) Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                        NAME                           ADDRESS
                        ----                           -------

            Massachusetts Financial Services    500 Boylston Street
              Company (investment adviser)      Boston, MA  02116

            MFS Fund Distributors, Inc.         500 Boylston Street
              (principal underwriter)           Boston, MA  02116

            State Street Bank and               State Street South
              Trust Company (custodian)         5 - West
                                                North Quincy, MA  02171

            MFS Service Center, Inc.            500 Boylston Street
              (transfer agent)                  Boston, MA  02116

ITEM 31.    MANAGEMENT SERVICES

            Not applicable.

ITEM 32.    UNDERTAKINGS

            (a)   Not applicable.

            (b) Not applicable.

            (c) The Registrant undertakes to furnish each person to whom a prospectus of a series of the Registrant is delivered with a copy of that series' latest annual report to shareholders upon request and without charge.

            (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of October, 1997.

                                               MFS INSTITUTIONAL TRUST


                                               By: /s/ JAMES R. BORDEWICK, JR.
                                                   -----------------------------
                                               Name:   James R. Bordewick, Jr.
                                               Title:  Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 23, 1997.

         SIGNATURE                                       TITLE
         ---------                                       -----

A. KEITH BRODKIN*                              Chairman, President (Principal
--------------------------------------          Executive Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                              Treasurer (Principal Financial
--------------------------------------          Officer and Principal Accounting
W. Thomas London                                Officer)


WILLIAM R. GUTOW*                              Trustee
--------------------------------------
William R. Gutow


NELSON J. DARLING, JR.*                        Trustee
--------------------------------------
Nelson J. Darling, Jr.


                                               *By: /s/ JAMES R. BORDEWICK, JR.
                                                    ----------------------------
                                               Name:    James R. Bordewick, Jr.
                                                        as Attorney-in-fact

                                               *Executed by James R. Bordewick,
                                                Jr. on behalf of those indicated
                                                pursuant to a Power of Attorney
                                                dated August 12, 1994,
                                                incorporated by reference to the
                                                Registrant's Post-Effective
                                                Amendment No. 9, filed with the
                                                Securities and Exchange
                                                Commission via EDGAR on October
                                                27, 1995.

                                INDEX TO EXHIBITS


EXHIBIT NO.               DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------               ----------------------                  --------

    1 (i)            Amendment to the Declaration of Trust -
                      Redesignation of Shares.

   10                Opinion and Consent of Counsel.

   11                Consent of Deloitte & Touche LLP.

   17                Financial Data Schedules.